GENERAL INFORMATION	12 Months Ended
Dec. 31, 2019
General Information
GENERAL INFORMATION
GENERAL INFORMATION ABOUT THE GROUP
GENERAL INFORMATION
VEON Ltd. (“VEON”, the “Company”, and together with its consolidated subsidiaries, the “Group” or “we”) was incorporated in Bermuda on June 5, 2009. The registered office of VEON is Victoria Place, 31 Victoria Street, Hamilton HM 10, Bermuda. VEON’s headquarters and the principal place of business are located at Claude Debussylaan 88, 1082 MD Amsterdam, the Netherlands.
VEON generates revenue from the provision of voice, data and other telecommunication services through a range of mobile and fixed-line technologies, as well as selling equipment and accessories.
VEON’s American Depository Shares (“ADSs”) are listed on the NASDAQ Global Select Market and VEON’s common shares are listed on Euronext Amsterdam, the regulated market of Euronext Amsterdam N.V. (“Euronext Amsterdam”).
The consolidated financial statements were authorized by the Board of Directors for issuance on March 13, 2020. The Company has the ability to amend and reissue the consolidated financial statements.
The consolidated financial statements are presented in United States dollars (“U.S. dollar” or “US$”). In these Notes, U.S. dollar amounts are presented in millions, except for share and per share (or ADS) amounts and as otherwise indicated.
Major developments during the year ended December 31, 2019
On January 1, 2019, the Company adopted a new accounting standard – IFRS 16 Leases – using the modified retrospective approach. This means that the cumulative impact of the adoption was recognized in retained earnings as of January 1, 2019 and comparatives were not restated. For further details please refer to Note 24.
In February 2019, the Company announced a revised arrangement with Ericsson to upgrade its core IT systems in several countries in the coming years. The parties have signed binding terms to vary the existing agreements and as a result, VEON received US$350 during the first half of 2019. For further details please refer to Note 10.
In August 2019, VEON completed the purchase of 1,914,322,110 shares, representing approximately 40.55% of issued shares of Global Telecom Holding S.A.E. ("GTH"). For further details please refer to Note 10.
In October 2019, the Company issued its US$700 4% senior unsecured notes ("Notes") due in 2025. The net proceeds of the offering have been used primarily to refinance certain existing outstanding debt and address upcoming debt maturities, including drawings on the revolving credit facility used to fund the mandatory tender offer for GTH, and for general corporate purposes. For further details please refer to Note 15.
On October 31, 2019, VEON announced that the Deferred Prosecution Agreement (“DPA”), that VEON entered into with the US Department of Justice in February 2016 concluded. This marks the conclusion of the compliance monitorship, conducted in connection with the DPA and VEON’s settlement with the US Securities and Exchange Commission. For further details please refer to Note 8.
In November 2019, Telenor, one of the Company's main shareholders, announced the sale of the balance of their shares in the VEON Group. Telenor held approximately 157 million shares, representing approximately 8.9% of VEON’s total outstanding equity. With this sale, the free float of the VEON Group has increased from approximately 34.9% to 43.8%. For further details please refer to Note 18.